UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2012

VRINGO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 15th Floor, New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 309-7549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously disclosed, on March 12, 2012, Vringo, Inc. (the “Company”) entered into an Agreement and Plan of Merger with VIP Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Innovate/Protect, Inc., a Delaware corporation and an intellectual property firm founded in 2011, whose wholly-owned subsidiary, I/P Engine Inc. (“I/P Engine”), holds eight patents that were acquired from Lycos Inc. (“Innovate/Protect”), pursuant to which Innovate/Protect merged with and into Merger Sub, with Merger Sub being the surviving corporation renamed Innovate/Protect, Inc. (the “Surviving Corporation”) through an exchange of capital stock of Innovate/Protect for capital stock of the Company. The merger was approved by the Company’s stockholders at our annual meeting of stockholders held on July 19, 2012 and the Company consummated the merger on July 19, 2012.

As a result of the consummation of the merger, as of the closing date, the former stockholders of Innovate/Protect owned approximately 55.04% of the outstanding shares of our common stock (or 67.61% of the outstanding shares of our common stock calculated on a fully diluted basis) and the Company’s stockholders prior to the merger owned approximately 44.96% of the outstanding shares of our common stock (or 32.39% of the outstanding shares of our common stock calculated on a fully diluted basis) and a change of control may be deemed to have occurred.

For accounting purposes, the merger is treated as a “reverse acquisition” and Innovate/Protect is considered the accounting acquirer. Accordingly, Innovate/Protect will be reflected as the predecessor and acquirer in our financial statements for periods ending after June 30, 2012. The Company’s financial statements will reflect the historical financial statements of Innovate/Protect as the Company’s historical financial statements, except for the legal capital which will reflect the Company’s legal capital (common stock).

This Current Report on Form 8-K is being filed to provide (i) Innovate/Protect’s condensed consolidated financial statements as of June 30, 2012, for the six months ended June 30, 2012 and for the period from June 8, 2011 (inception) to June 30, 2012, (ii) the unaudited pro forma consolidated statement of operation for the six month period ended June 30, 2012, and (iii) the unaudited pro forma consolidated balance sheets as of June 30, 2012.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of Innovate/Protect, Inc. as of June 30, 2012, for the six months ended June 30, 2012 and for the period from June 8, 2011 (inception) to June 30, 2012 are filed herewith as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated statement of operation for the six month period ended June 30, 2012 and the unaudited pro forma consolidated balance sheets as of June 30, 2012 reflecting the merger are filed herewith as Exhibit 99.2.

(d) Exhibits.

99.1	Innovate/Protect, Inc. Unaudited Condensed Consolidated Financial Statements for the period ended June 30, 2012
99.2	Unaudited Pro Forma Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VRINGO, INC.

Dated: August 14, 2012	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer and President